                                                               EXHIBIT 99(h)(xi)

                      Supplemental Terms and Conditions to
                          the Credit Agreement between
                         AMR Investment Services Trust,
                           American AAdvantage Funds,
                        American AAdvantage Mileage Funds
                                       and
                          AMR Investment Services, Inc.

         The attached amended Schedule I is hereby incorporated into the Credit Agreement dated December 1, 1999 (the "Agreement") between the AMR Investment Services Trust, American AAdvantage Funds, and American AAdvantage Mileage Funds (the "Trusts") and AMR Investment Services, Inc. (the "Manager"). To the extent that there is any conflict between the terms of the Agreement and these Supplemental Terms and Conditions ("Supplement"), this Supplement shall govern.


Dated: December 29, 2000




                                  AMR INVESTMENT SERVICES TRUST
                                  AMERICAN AADVANTAGE FUNDS
                                  AMERICAN AADVANTAGE MILEAGE FUNDS
                                    For and on behalf of each Borrower listed on
                                    Schedule I hereto

                                  By:
                                     ------------------------------------


                                  Title:
                                         --------------------------------


                                  AMR INVESTMENT SERVICES, INC.


                                  By:
                                     ------------------------------------


                                  Title:
                                         --------------------------------



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                                                                      SCHEDULE I


                                    BORROWERS




Investment Company                          Portfolio or Fund
AMR INVESTMENT SERVICES TRUST
                                            Balanced Portfolio
                                            Large Cap Value Portfolio
                                            Small Cap Value Portfolio
                                            International Equity Portfolio
                                            Large Cap Growth Portfolio
                                            Emerging Markets Portfolio

AMERICAN AADVANTAGE FUNDS
                                            American AAdvantage
                                            Balanced Fund American
                                            AAdvantage Large Cap Value
                                            Fund American AAdvantage
                                            Small Cap Value Fund
                                            American AAdvantage
                                            International Equity Fund
                                            American AAdvantage Large
                                            Cap Growth Fund American
                                            AAdvantage Emerging Markets
                                            Fund American AAdvantage
                                            Small Cap Index Fund
                                            American AAdvantage
                                            International Equity Index
                                            Fund American AAdvantage
                                            High Yield Bond Fund

AMERICAN AADVANTAGE MILEAGE FUNDS
                                            American AAdvantage Balanced Mileage Fund
                                            American AAdvantage Large Cap Value Mileage Fund
                                            American AAdvantage Small Cap Value Mileage Fund
                                            American AAdvantage International Equity Mileage Fund